	STATEMENT TO CERTIFICATEHOLDERS

	Household Home Equity Loan Trust 2001-2

	Distribution Number	28
	Beginning Date of Collection Period	1-Jan-04
	End Date of Collection Period	31-Jan-04
	Distribution Date	20-Feb-04
	Previous Distribution Date	20-Jan-04

	Funds Disbursement
	Available Funds for Distribution and Skip-A-Pay / Collected Funds	10,540,960.79
	Available Distribution Amount	10,417,931.32
	Principal Collections	8,504,739.94
	Interest Collections (net of servicing fee)	1,913,191.38
	Collections of Interest (net of servicing fee and principal recoveries)	1,868,226.10
	Servicing Fee	123,029.47
	Principal recoveries	44,965.28
	Skip-A-Pay Advances	0.00
	Skip-A-Pay Reimbursement Amount	0.00

	Disbursements	10,540,960.79
	Interest Paid to Certificates	201,819.88
	Principal Paid to Certificates	8,832,879.00
	Equity Certificate	1,383,232.44
	Servicing Fee	123,029.47

	Pool Balance

	Begin Principal Balance	295,270,732.52
	Principal Collections (including repurchases)	8,504,739.94
	Additional Principal Reduction Amount	328,139.06
	End Principal Balance	286,437,853.52

	Collateral Performance
	Cash Yield (% of beginning balance)	8.09%
	Charge off Rate (net of principal recoveries; % of beginning balance)	1.15%
	Net Yield	6.94%

	Delinquent Loans
	30-59 days principal balance of loan	11,470,626.46
	30-59 days number of loans	130
	60-89 days principal balance of loan	1,533,750.81
	60-89 days number of loans	22
	90+ days principal balance of loan	14,934,294.42
	90+ days number of loans	181

	Loan Detail
	Number of loans purchased or substituted pursuant to 2.02 during the period	-
	Principal balance of loans purchased or substituted pursuant to 2.02 during the period	-
	Number of loans purchased or substituted pursuant to 2.04 during the period	-
	Principal balance of loans purchased or substituted pursuant to 2.04 during the period	-
	Number of loans purchased or substituted pursuant to 3.01 during the period	-
	Principal balance of loans purchased or substituted pursuant to 3.01 during the period	-
	Substitution Adjustment Amounts	-
	Number of HEL outstanding (BOP)	3,807
	Number of HEL outstanding (EOP)	3,717
	Principal balance of REO as of the end of the collection period	3,574,072.61
	Number of loans that went into REO during the collection period	8
	Principal balance of loans that went into REO during the collection period	969,522.39

	Overcollateralization
	Begin OC Amount	142,530,364.62
	OC Release Amount	0.00
	Extra Principal Distribution	-
	End OC Amount	142,530,364.62

	Target OC Amount	142,530,364.62
	Interim OC Amount	142,530,364.62
	Interim OC Deficiency	-

	Monthly Excess Cashflow	1,383,232.44
	Principal Distribution Amount	8,504,739.94
	Principal Collections	8,504,739.94
	OC Release Amount	-

	Other
	Stepdown	No
	Trigger Event	No
	Event of Default	No
	Total Certificate Balance as Percent of Total Original Certificate Balance	19.07%

	Interest Calculations
	1 month LIBOR	1.10000%
	Class A Formula Rate (1-mo. Libor plus 37bps)	1.47000%
	Class A Pass-Through Rate	1.47000%
	Class M Formula Rate (1-mo. Libor plus 95bps)	2.05000%
	Class M Pass-Through Rate	2.05000%
	Available Funds Cap	9.95400%

	Class A Certificateholder's Statement
	A. Information on Distributions
	1. Total Distribution per $1,000	11.962075
	2. Principal Distribution per $1,000	11.705844
	3. Interest Distribution per $1,000	0.256230

	B. Calculation of Class A Interest Due & Paid
	1. Class A Pass-Through Rate	1.47000%
	2. Days in Accrual Period	31

	3. Class A Interest Due	171,861.48
	4. Class A Interest Paid	171,861.48
	5. Class A Supplemental Interest Amount Paid	0.00

	6. Class A Unpaid Interest Carry Forward Amount, EOP	0.00
	7. Class A Unpaid Supplemental Interest Amount, EOP	0.00

	C. Calculation of Class A Principal Due & Paid
	1. Class A Principal Balance, BOP	135,769,440.82
	2. Class A Principal Due	7,851,461.01
	3. Class A Principal Paid	7,851,461.01
	4. Class A Principal Carry Forward Amount Paid	-
	5. Class A unpaid Principal Carry Forward Amount	-
	6. Class A Principal Balance, EOP	127,917,979.81

	7. Class A Certificate Balance as a % of the Original Class A Certificate Balance, EOP	0.1907146
	8. Class A Certificate Balance as a % of the Pool Balance, EOP	0.4465820

	Class M Certificateholder's Statement
	A. Information on Distributions
	1. Total Distribution per $1,000	12.063173
	2. Principal Distribution per $1,000	11.705844
	3. Interest Distribution per $1,000	0.357328

	B. Calculation of Class M Interest Due & Paid
	1. Class M Pass-Through Rate	2.05000%
	2. Days in Accrual Period	31

	3. Class M Interest Due	29,958.40
	4. Class M Interest Paid	29,958.40
	5. Class M Supplemental Interest Amount Paid	0.00

	6. Class M Unpaid Interest Carry Forward Amount, EOP	0.00
	7. Class M Unpaid Supplemental Interest Amount, EOP	0.00

	C. Calculation of Class M Principal Due & Paid
	1. Class M Principal Balance, BOP	16,970,927.08
	2. Class M Principal Due	981,417.99
	3. Class M Principal Paid	981,417.99
	4. Class M Principal Carry Forward Amount Paid	0.00
	5. Class M Unpaid Principal Carry Forward Amount	0.00
	6. Class M Principal Balance, EOP	15,989,509.09

	7. Class M Certificate Balance as a % of the Original Class M Certificate Balance, EOP	0.1907146
	8. Class M Certificate Balance as a % of the Pool Balance, EOP	0.0558219

	HOUSEHOLD FINANCE CORPORATION
	HOUSEHOLD HOME EQUITY LOAN TRUST 2001-2

The undersigned, a duly authorized representative of Household Finance
Corporation, as Servicer ( the "Master Servicer" ), pursuant to a Pooling and Servicing
Agreement dated as of November 7, 2001 (the "Pooling and Servicing Agreement"),
by and among HFC Revolving Corporation, as Depositor, the Master Servicer, and
Bank One, National Association as Trustee, does hereby certify with respect to the information set forth below as follows:

1	Capitalized terms used in this Certificate shall have the respective
	meanings set forth in the Pooling and Servicing Agreement.

2	Household Finance Corporation is, as of the date hereof, the
	Servicer under the Pooling and Servicing Agreement.

3	The undersigned is a Servicing Officer.

4	This Certificate relates to the Distribution Date occurring on February 20, 2004

5	As of the date hereof, to the best knowledge of the undersigned, the
	Servicer has performed in all material respects all its obligations
	under the Pooling and Servicing Agreement through the Collection Period
	preceding such Distribution Date.

6	As of the date hereof, to the best knowledge of the undersigned, no
	Event of Default has been deemed to have occurred on or prior to
	such Distribution Date.

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this
Certificate the 17th day of February, 2004.

HOUSEHOLD FINANCE CORPORATION
as Servicer

By: /s/ Steven H. Smith
Title: Servicing Officer